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                                                                    Exhibit 32.2

 CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of MedSource Technologies, Inc., (The "Company") on Form 10-K for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I William
J. Kullback, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: September 26, 2003


                                        /s/ William J. Kullback
                                        ----------------------------------------
                                        William J. Kullback
                                        Senior Vice President - Finance and
                                         Chief Financial Officer